UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

STERLING BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	001-34768	74-2175590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 North Loop West, Suite 1200

Houston, Texas 77092

(Address of principal executive offices) (Zip Code)

(713) 466-8300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

In May 2009, Michelle L. Mahfouz joined Sterling Bancshares, Inc. (the “Company”) as Senior Vice President and Director of Small Business Banking. In connection with her employment, the Company and Ms. Mahfouz entered into a Severance and Non-Competition Agreement (the “Agreement”). In June 2009, Ms. Mahfouz was promoted to Executive Vice President and Manager of Personal Relationship and Business Banking. Ms. Mahfouz has never been and currently is not a “named executive officer” of the Company as defined by Regulation S-K.

Other than the effective date, the number of shares of the Company’s common stock awarded to Ms. Mahfouz and the county designated in Section 3(a) of the Agreement, her Agreement is identical to the Company’s form Severance and Non-Competition Agreement, which is attached as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 filed with the SEC on August 5, 2004.

A copy of Ms. Mahfouz’s Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Severance and Non-Competition Agreement between Sterling Bancshares, Inc., a Texas corporation, and Michelle L. Mahfouz dated May 4, 2009.

FORWARD-LOOKING STATEMENTS

Any statements in this Form 8-K that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica, Sterling, the proposed transaction or the combined company following the transaction often identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of management based on information known to management as of the date of this filing and do not purport to speak as of any other date. Forward-looking statements may include descriptions of the expected benefits and costs of the transaction; forecasts of revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Such statements reflect the view of management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, actual results could differ materially from those anticipated by the forward-looking statements or historical results. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, Comerica’s and Sterling’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors referenced in Comerica’s and Sterling’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. Comerica and Sterling do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this Form 8-K or in any documents, Comerica and Sterling claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ADDITIONAL INFORMATION FOR SHAREHOLDERS

        In connection with the proposed merger transaction, Comerica has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of Sterling, and a preliminary Prospectus of Comerica, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the preliminary Proxy Statement/Prospectus, and, when it becomes available, a free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about Comerica and Sterling, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Comerica at www.comerica.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from Sterling by accessing Sterling’s website at www.banksterling.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Comerica and Sterling and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Sterling in connection with the proposed merger. Information about the directors and executive officers of Comerica is set forth in the proxy statement for Comerica’s 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2011. Information about the directors and executive officers of Sterling is set forth in the proxy statement for Sterling’s 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2010 and on Forms 8-K filed with the SEC on June 25, 2010, July 12, 2010 and January 21, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the above-referenced preliminary Proxy Statement/Prospectus and the definitive Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Sterling Bancshares, Inc.

Date: March 25, 2011	By:	/s/ James W. Goolsby, Jr.
James W. Goolsby, Jr.
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Severance and Non-Competition Agreement between Sterling Bancshares, Inc., a Texas corporation, and Michelle L. Mahfouz dated May 4, 2009.